Exhibit 10.113
3039 E CORNWALLIS RD
RESEARCH TRIANGLE PARK NC 27709-2195

October 18, 2012

Brocade Communications Systems, Inc.
130 Holger Way
San Jose, CA 95134-1376

Subject: Amendment #21 to Statement of Work #4903RL1112 (“SOW”) dated October 18, 2012

This Amendment #21 (“Amendment”) to Statement of Work # 4903RL1112 (“SOW”) adopts and incorporates by reference the terms and conditions of Goods Agreement # 4999RO0015 (“Agreement”) by and between Brocade Communications Systems, Inc. (“Brocade”) and International Business Machines Corporation (“IBM”). The parties agree to amend the SOW as follows. All other terms and conditions in the Base Agreement and SOW shall remain in full force and effect.

1. Add new section 17 Features on Demand to the SOW as follows:

17.0    Features on Demand
Buyer and Supplier may mutually agree that PUAs under this SOW may designate certain features or functions in a Product and/or associated Product Code (e.g., firmware, drivers) as a “Feature on Demand”. Upon agreement of the Parties, Supplier shall be responsible for implementing such technical mechanism (e.g., license key mechanism) (“Authorization Mechanism”) as it deems appropriate to enable Buyer and Supplier to control and manage access to such Features on Demand by end user customers. To the extent Buyer distributes Product Code including Feature(s) on Demand to end user customers for use under a Supplier end user license agreement, Supplier agrees to incorporate appropriate terms into such end user license agreement to restrict use of Features on Demand without authorization from Buyer or Supplier.

Supplier shall provide Buyer with access to any technical information and other materials (e.g., license keys) as may be required or appropriate to enable Buyer to issue authorizations to use Features on Demand to end user customers on a per-machine basis (“Authorization Information”). Buyer agrees that Authorization Information provided by Supplier shall be deemed confidential Information of Supplier in accordance with confidential disclosure agreement #4904RL0542 and appropriate supplements issued that pertains to the subject matter of this Section 17, provided that Authorization Information intended to be provided to end user customers (e.g., license keys) shall be deemed non-confidential. Supplier consents to the disclosure by Buyer of Authorization Information to Buyer's subsidiaries and contract manufacturers, provided that Buyer does so under confidentiality terms.

17.1    Royalty Payment Calculations/Payment
Royalty payments are paid against sales recorded by Buyer in the reporting period. Payment will be made in US dollars, [**] days following the close of the calendar month during which such shipments were made for a Product and/or Service sale, unless the last day of the month falls on a weekend or holiday, it will then be made on the next business day. In the US, a royalty payment month ends on the last day of the calendar month. Outside of the US, a royalty payment month is defined

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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according to Buyer's current administrative practices. Payment will be paid in accordance with the royalty statement provided by Buyer. Buyer will provide a statement summarizing the payment calculations with each payment.

17.2    Reports
The following report in A below is provided "as-is", shall not be used to calculate royalty payments, used as part of an audit or used for royalty reporting purposes.

A. Weekly Activity Report
Where provided, these reports capture details of the five types of transactions associated with FOD transaction keys:

1. CTO, Configure to Order. This is an activation key for installation via FOD on a switch in Buyer Manufacturing.
2. AKT, Activation Key Transfer. This is an activation key generated for use during a activation key transfer.
3. ACS, Authorization Code Ship Creation. IBM generated and shipped authorization code for aftermarket customer orders.
4. AKR, Activation Key Redemption. This is activation key created upon redemption of the IBM created Authorization code.
5. CAN, Cancellation. Cancellation of an IBM generated aftermarket customer order prior to its shipment.

Report Headings:

Switch Option P/N	Type	Feature Code (L1 PN)	Customer No.	Email address if registered	WWN/L1D	IBM Auth Key	Qty	Plant Order No.	Date	Time Stamp

B. Monthly Royalty Statement
Shipments reported into IBM's fulfillment system during the reporting period.

17.2    Lower Royalty Payment
Buyer may request a lower royalty cost for the Licensed Work when a licensing transaction requires a substantial discount. If Supplier agrees, both parties will sign a letter specifying the licensing transaction and its lower royalty payment.

17.3    Royalty Records and Audit Rights
Buyer will maintain relevant records to support payments made to Supplier. Such relevant records shall only include data used to create the monthly royalty statement. The records will be retained and made available one (1) year from the date of the related payment. If Supplier requests, Buyer will make these records available to an independent certified public accountant chosen and compensated (other than on a contingency basis) by Supplier. Supplier's request will be in writing, will provide Buyer sixty (60) days prior notice, and will not occur more than once each year. The audit will be conducted during normal business hours at Buyer's office and in such a manner as not to interfere with Buyer's normal business activities. The auditor will sign a confidentiality agreement and will only disclose to Supplier any amounts overpaid or underpaid for the period examined.

17.4    Non-revenue Transactions
Buyer has no royalty obligation for: Features on Demand authorized by Supplier for test and development, maintenance or support activities conducted by Buyer or Buyer Personnel, or third parties under contract with Buyer; Features on Demand authorized by Buyer for marketing demonstrations, customer testing or trial periods (including early support, prerelease, or other similar programs), training or education; distribution of Product Code incorporating Features on Demand for support purposes; or Features on Demand authorized by Buyer for in connection with warranty replacement of a machine for which Buyer previously authorized use of the Feature on Demand (and for which Supplier received payment). Except for License Key Transfers, Authorization Key License Creation, and the license keys created for the test and development of the FOD process by IBM Manufacturing, Buyer will request such license keys from Supplier directly and will not use LGEN created licenses for such non-revenue license keys. Except as explicitly set forth in this Section, the terms of the Base Agreement and this SOW shall continue to apply to Product Code, including portions thereof which implement Features on Demand.

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17.5    Product Focal Point Coordinators
For purposes of this Section 17, all communications between the parties will be carried out through the following designated coordinators. All notices required in writing under this Amendment will be made to the appropriate contact listed below at the following addresses and will be effective upon actual receipt. Notices may be transmitted electronically, by registered or certified mail, or courier. All notices, with the exception of legal notices, may also be provided by facsimile.

Product Focal Point Coordinators

FOR SUPPLIER		FOR BUYER
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
E-mail	[**]	E-mail	[**]

2. Replace “Attachment #1, Product Unique Attachment 10” for “Brocade 16Gb Fibre Channel Switch Module” in its entirety with the attached “Attachment #1, Product Unique Attachment 10”.

3. Replace “Attachment 6, Product Part Numbers and Pricing” in its entirety with the attached “Attachment 6, Product Part Numbers and Pricing”.

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. Further, they agree that this Amendment and the subject Agreement are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreements, oral or written, and all other communications between the parties relating to this subject.

Except as specifically provided for in the foregoing provisions of this Amendment, the SOW shall continue in full force and effect. All capitalized terms defined in the Agreement which are used in this Amendment without further definition shall have the meanings ascribed to them in the Agreement.
Please have your authorized representative indicate acceptance thereof by signing the Amendment and returning one copy to the attention of Cliff Yochelson. This amendment will be effective when signed by both parties.

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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ACCEPTED AND AGREED TO:	ACCEPTED AND AGREED TO:
International Business Machines Corporation	Brocade Communications
By: /s/ Kristen Styers 10/22/12	By: /s/ Charles Leeming 10/22/12
IBM Signature Date	Brocade Communications Date
Kristen Styers	Charles Leeming
Printed Name	Printed Name
Mgr., Networking	VP, WW OEM Sales
Title & Organization	Title & Organization

Address: 3039 Cornwallis Rd RTP, NC 27709 USA	Address: 130 Holger Way San Jose, CA 95134-1376 USA

ACCEPTED AND AGREED TO:
Brocade Communications Switzerland, SarL
By: /s/ Alberto Soto_______________10/19/12___
Authorized Signature Date
Alberto Soto___________________________
Type or Print Name
Vice President EMEA____________________
Title & Organization

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ATTACHMENT #1

PRODUCT UNIQUE ATTACHMENT #10, EFFECTIVE OCTOBER 18, 2012

1.0    PRODUCT DESCRIPTION

The Product is a Brocade 16Gb Fibre Channel Switch Module, Brocade 6547, based on Brocade ASIC technology designed with 48 total Fibre Channel ports, two (2) 1Gb Ethernet management ports (one internal and one external), and one (1) external RS232 serial management port. The 48 Fibre Channel ports consist of 20 external optical SFP+ ports and 28 internal serdes that connect through target servers via IBM's proprietary Flex midplane. The actual number of usable customer ports is dependent on specific product model and are activated/configurable via Brocade's Ports on Demand (POD) technology. Incorporated with all models is all Product code (e.g., Microcode and Programs), including licenses to the Fabric OS (FOS), and Enterprise Group Management software features, and any updates thereto delivered by Supplier.

The initial Product offerings are a 12-port Base model and a 24-port Enterprise model. The 12-port Base model ships with 12 active ports and Brocade's base Product code capabilities. The 24-port Enterprise model ships with 24 active ports, Brocade's base Product code capabilities, and Brocade's Advanced Fabric Service licenses (Fabric Watch, Advanced Performance Monitoring, ISL Trunking, Extended Fabrics, Adaptive Networking, and Server Application Optimization).

Subsequent Product offerings include a 24-port Base model bundle and Features on Demand software keys. The 24-port Base model bundle ships with 24 active ports, Brocade's base Product code capabilities, and two (2) 16Gb Fibre Channel SFPs. The initial Features on Demand software keys include a 12-port POD license, a 24-port POD license, a Fabric Watch upgrade key, and an ISL Trunking upgrade key.

A complete listing of Products, part numbers and prices are listed in Attachment #6, as updated from time to time.

1.1    Additional Description of Products

Products must conform to the following specifications (including any subsequent revisions, as mutually agreed to between the parties), which are hereby incorporated by reference, and sold exclusively to IBM including providing supporting Services:

•	Brocade 16Gb Fibre Channel Switch Module Product Requirements Document (“PRD”), filename “Brocade 16Gb ScSe for Beacon PRD 1.0.doc”, version 1.0 and any subsequent versions.

2.0    BUYER REQUESTED PRODUCT CHANGES

The parties agree that part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other Product specific terms not specifically addressed by this Agreement shall be determined pursuant to the following process: (i) Buyer will issue a RFQ and/or an EC request to Supplier for the affected Products, including relevant specifications and other requirements; (ii) Supplier shall respond to such RFQs and EC requests with a quote; (iii) If Buyer agrees to the Supplier quote, then Buyer will notify Supplier of its acceptance of such Supplier quote in writing or by the issuance of a revised WA and updates to Buyer's procurement internet portal. Such part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other terms are incorporated herein by reference, and will not affect any of the other Products (not subject to change pursuant to this process) in any manner, unless a specific Product is identified in the RFQ and/or the EC as a replacement or change to an existing Product.

3.0    PROPRIETARY OWNERSHIP

3.1    Buyer Proprietary Ownership

Buyer retains all rights it has to the technology contained in the Buyer Software packaging and testing for Update Express Support Packages (USXP) as specified in Modular and Blade Systems Building Block Software Integration Guide under Buyer Proprietary ownership.

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3.2    Seller's Proprietary Ownership
Except for the proprietary information provided by Buyer as listed in Section 3.1 above and any Buyer patents that may read on the implementation, Supplier retains all ownership rights it has in Products; this PUA transfers no ownership rights in Products to Buyer.

4.0    PART NUMBER UNIQUE TERMS

4.1    Product Price List and Description
See Attachment #6 to SOW #3, Consolidated Price List

4.2    Product Unit Terms and Repair Pricing
See Attachment #6 to SOW #3, Consolidated Price List

4.3    Warranty Period
The warranty period for the Product is [**] months from the date of shipment. For Product that ships with fibre channel optical transceivers or small form factor pluggables (SFPs), the SFP warranty is the same as the Product. For SFPs that are shipped separate from the equipment, the SFP warranty period is [**] months from the date of shipment. All other terms and conditions of SOW#3 Section 8.2 for warranty period apply to this PUA.

5.0    WA FLEXIBILITY

Number of Days prior to a WA Scheduled Delivery Date	Increase of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)	Cancellation of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)	Rescheduling of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)
Less than 15 days	[**]	[**]	[**]
From 15 days to 30 days	[**]	[**]	[**]
From 30 days to 45 days	[**]	[**]	[**]
More than 45 days	[**]	[**]
While the above flexibility terms also apply to Pull Products, in the event the relevant Pull Profile has more favorable terms, then such more favorable terms shall take precedence.

6.0    SUPPLIER PRODUCT WITHDRAWAL

Supplier will provide Buyer with [**] days' written notice of its intent to withdraw any Product (“End of Life” or “EOL”) prior to the last date of manufacture of a Product. Buyer shall provide to Supplier a non-binding forecast for Products and FRUs [**] days from the receipt of Supplier's notice of End of Life. Buyer shall provide to Supplier a non-cancelable last-time buy WA for forecasted Products no later than [**] days prior to the End of Life date (last date of manufacture or sales/distribution date). Such Product purchases must be scheduled to ship no later than the End of Life date. However, Buyer shall provide to Supplier last-time buy purchase FRU forecast [**] days prior to the End of Life date (last date of manufacture or sales/distribution date) and shall provide a non-cancelable WA for [**] of the total last time buy FRU forecast. Such purchases which may be rescheduled will be delivered upon Buyer's request during the [**] year term. For delivery requests outside of the Notice Period or order requests after Buyer's last-time buy purchase has been placed, Supplier will review on a case-by-case basis Buyer's request(s).

7.0    SUPPLY OF PRODUCTS

Supplier shall deliver products as specified in WA/PO for forecasted orders. Notwithstanding any other provision of this Agreement (except force majeure), if due to a shortage Supplier is unable to deliver Products as specified, Supplier will notify Buyer of such inability to deliver Products along with an estimate of the duration of such shortage. If Supplier fails to correct such inability to supply Product or fails to develop a plan acceptable to Buyer, Buyer will have the right to cancel such POs or portions thereof by written notice. If Buyer cancels WA/PO, Buyer's only obligation is to pay for Products already delivered at the time of Buyer's cancellation notice.

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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8.0    COMMUNICATIONS

All communications between parties will be carried out through the following designated coordinators. All notices required in writing under this Agreement will be made to the appropriate contact listed below at the following addresses and will be effective upon actual receipt. Notices may be transmitted electronically, by registered or certified mail, or courier. All notices, with the exception of legal notices, may also be provided by facsimile.

8.1    Business Coordinators

SUPPLIER	Brocade Communications Systems Inc.	BUYER	IBM
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
E-mail	[**]	E-mail	[**]

8.2    Technical Coordinators

SUPPLIER	Brocade Communications Systems Inc.	BUYER	IBM
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
E-mail	[**]	E-mail	[**]

8.3    Legal Coordinators

All legal notices will be sent to the following addresses and will be deemed received (a) two (2) days after mailing if sent by certified mail, return receipt requested or (b) on the date confirmation is received if sent by facsimile transmittal, to the party set forth below.

SUPPLIER	Brocade Communications Systems Inc.	BUYER	IBM
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
Fax	[**]	Fax (Fax notice shall be valid only when verbal confirmation of receipt is obtained.)	[**]
E-mail	[**]	E-mail	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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ATTACHMENT #6

PRODUCT PART NUMBERS AND PRICING

(see following pages)

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Base Agreement #4999RO0015 Statement of Work #4903RL1112 Amendment 21 - Attachment 6 DATE: October 18, 2012 FINAL PRODUCT PRICE LIST AND DESCRIPTION - Switch Modules

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
2GBit/sec Software Products (Refer to EOL section for Switch Module)
[**]	IB-3016TPM-01	Benchmark (Direct)	Performance Bundle (Performance Monitor and Trunking)	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-3016TRK-01	Benchmark (Direct)	ISL Trunking	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-3016PRF-01	Benchmark (Direct)	Advance Performance Monitor	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-3016EXF-01	Benchmark (Direct)	Extended Fabrics	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-FMG4-0000-M	Benchmark (Direct)	Fabric Manager v4.x	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-3016RSW-01	Benchmark (Direct)	Remote Switch Activation	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-3016SEC-01-M	Benchmark (Direct)	Advanced Security Activation	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-3016FLF-01	Benchmark (Direct)	Full SAN Scaling	[**]	[**]	[**]	[**]	[**]	[**]
2GBit/sec Software Products - Intel (Refer to EOL section for Switch Module)
[**]	IN-3016TPM-01	Benchmark (Direct)	Performance Bundle (Performance Monitor and Trunking)	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IN-3016TRK--01	Benchmark (Direct)	ISL Trunking	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IN-3016PRF-01	Benchmark (Direct)	Advance Performance Monitor	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IN-3016EXF-01	Benchmark (Direct)	Extended Fabrics	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IN-FMG4-0000-M	Benchmark (Direct)	Fabric Manager v4.x	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IN-3016RSW-01	Benchmark (Direct)	Remote Switch Activation	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Base Agreement #4999RO0015 Statement of Work #4903RL1112 Amendment 21 - Attachment 6 DATE: October 18, 2012 FINAL PRODUCT PRICE LIST AND DESCRIPTION - Switch Modules

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
[**]	IN-3016SEC-01-M	Benchmark (Direct)	Advanced Security Activation	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IN-3016FLF-01	Benchmark (Direct)	Full SAN Scaling	[**]	[**]	[**]	[**]	[**]	[**]
4GBit/sec Software & POD Products (Refer to EOL section for Switch Module)
[**]	IB-4020PD1-01	Benchmark (Direct)	10 Port POD (SW4020)	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-4020FWH-01	Benchmark (Direct)	Fabric Watch	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-3016TPM-01	Benchmark (Direct)	Performance Bundle (Performance Monitor and Trunking)	[**]
[**]	IB-3016TRK-01	Benchmark (Direct)	ISL Trunking	[**]
[**]	IB-3016PRF-01	Benchmark (Direct)	Advance Performance Monitor	[**]
[**]	IB-3016EXF-01	Benchmark (Direct)	Extended Fabrics	[**]
[**]	IB-FMG5-0000-M	Benchmark (Direct)	Fabric Manager v5.x	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-3016SEC-01-M	Benchmark (Direct)	Advanced Security Activation	[**]
8GBit/sec Products (Brocade 8Gb Fibre Channel Switch Module)
[**]	IB-5470-0005-M	DIRECT and HUB LOCATIONS	ASM Switch Module, 20 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-5470-0002	DIRECT	FRU, Brocade 8Gb Switch Module, 20 Port	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-5470-0004-M	DIRECT and HUB LOCATIONS	ASM Switch Module, 10 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Base Agreement #4999RO0015 Statement of Work #4903RL1112 Amendment 21 - Attachment 6 DATE: October 18, 2012 FINAL PRODUCT PRICE LIST AND DESCRIPTION - Switch Modules

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
[**]	XIB-5470-0001	DIRECT	FRU, Brocade 8Gb Switch Module, 10 Port	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-5470-0006-M	DIRECT and HUB LOCATIONS	ASM Enterprise Switch Module, 20 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-5470-0003	DIRECT	FRU, Enterprise Brocade 8Gb Switch Module, 20 Port	[**]	[**]	[**]	[**]	[**]	[**]
16GBit/sec Products (Brocade 16Gb Fibre Channel Switch Module)
Brocade 16Gb FC Switch Module
[**]	IB-6547-0001-M	DIRECT and HUB LOCATIONS	IBM Flex System FC5022 16Gb SAN Scalable Switch 12-port	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-6547-0001	DIRECT and HUB LOCATIONS	FRU, IBM Flex System FC5022 16Gb SAN Scalable Switch 12-port	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-6547-0003-M	DIRECT and HUB LOCATIONS	IBM Flex System FC5022 24-port 16Gb ESB SAN Scalable Switch (Includes FW, APM, ISL, EF, AN, & SAO)	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-6547-0003	DIRECT and HUB LOCATIONS	FRU, IBM Flex System FC5022 24-port 16Gb ESB SAN Scalable Switch (Includes FW, APM, ISL, EF, AN, & SAO)	[**]	[**]	[**]	[**]	[**]	[**]
Optional Software (Features on Demand)
[**]	IB-EMBD12POD-01	FOD	12-port POD1	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-EMBD24POD-01	FOD	24-port POD2	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-EFODFW-01	FOD	Fabric Watch	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Base Agreement #4999RO0015 Statement of Work #4903RL1112 Amendment 21 - Attachment 6 DATE: October 18, 2012 FINAL PRODUCT PRICE LIST AND DESCRIPTION - Switch Modules

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
[**]	IB-EFODTRK-01	FOD	ISL Trunking	[**]	[**]	[**]	[**]	[**]	[**]
Brocade 16Gb FC 24p Switch Module Bundle
[**]	IB-6547-0004-M	DIRECT and HUB LOCATIONS	Base Embedded switch 24-ports 16Gb; Includes qty-2 16Gb FC SFPs bundled	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-6547-0004	DIRECT and HUB LOCATIONS	FRU, Base Embedded switch 24-ports 16Gb; No SFP's	[**]	[**]	[**]	[**]	[**]	[**]

FCoE Switch Module
[**]	IB-8470-0001-M	DIRECT and HUB LOCATIONS	Brocade 10Gb CEE/FC High Speed Switch Module for IBM BladeCenter, 2x10G SFPs installed. Includes Accessory and Gasket kits. MUST be ordered in quantity of 5	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-8470-0001	DIRECT	FRU, 10Gb CEE/FC High Speed Switch Module, No SFP installed; single-pack	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-EMBD14POD-0001	DIRECT and HUB LOCATIONS	14-port Dynamic Ports On Demand (DPOD) Upgrade Kit. Includes qty-2 8Gb SWL SFP's. MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Base Agreement #4999RO0015 Statement of Work #4903RL1112 Amendment 21 - Attachment 6 DATE: October 18, 2012 FINAL PRODUCT PRICE LIST AND DESCRIPTION - Adapters

Buyer Part Number	Supplier Part Number *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
Brocade 4Gb FC Single & Dual port HBA for System x
[**]	IB-415-0000	Brocade 4Gb FC Single-port HBA for IBM System x; 3U bracket; 1x4G SWL SFP installed MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-415-0010	FRU for Brocade single-port 4GB FC HBA with 3U bracket attached, 1x4G SWL SFP installed and 1x2U bracket in clamshell, 5-pack, MUST be ordered in qty of 5 units	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-400-0001	Bracket, 2U, Single-port 4Gb; MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-425-0000	Brocade 4Gb FC Dual-port HBA for IBM System x; 3U bracket; 2x4G SWL SFP installed MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-425-0010	FRU for Brocade dual-port 4GB FC HBA with 3U bracket attached, 2x4G SWL SFP installed and 1x2U bracket in clamshell, 5-pack, MUST be ordered in qty of 5 units	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-400-0002	Bracket, 2U, Dual-port 4Gb; MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]	[**]	[**]
Brocade 8Gb FC Single & Dual port HBA for System x
[**]	IB-815-0000	Single port, PCI Express 2.0 adapter, 3U bracket, 1 x 8G SWL SFP installed; no documentation MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-815-0010	FRU Single port, PCI Express 2.0 adapter, 3U bracket, 1 x 8G SWL SFP installed; 1 x 2U bracket in clamshell MUST be ordered in quantity of 5 units	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-800-0001	Single port 2U bracket MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 5 of 17
Amendment 21    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 Amendment 21 - Attachment 6 DATE: October 18, 2012 FINAL PRODUCT PRICE LIST AND DESCRIPTION - Adapters

Buyer Part Number	Supplier Part Number *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
[**]	IB-825-0000	Dual port, PCI Express 2.0 adapter, 3U bracket, 2 x 8G SWL SFP installed; no documentation MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-825-0010	FRU Dual port, PCI Express 2.0 adapter, 3U bracket, 2 x 8G SWL SFP installed; 1 x 2U bracket in clamshell MUST be ordered in quantity of 5 units	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-800-0002	Dual port 2U bracket MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]	[**]	[**]
Brocade 16Gb Dual-Port Fibre Channel Mezzanine Adapter
[**]	IB-1867-2001	IBM Flex System FC5022 2-port 16Gb Adapter; Assembly; NO SFP's. MUST be ordered in quantities of 20	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-1867-2000	FRU; IBM Flex System FC5022 2-port 16Gb Adapter; NO SFP's.	[**]	[**]	[**]	[**]	[**]	[**]
Brocade 16Gb Fibre Channel Host Bus Adapter
[**]	IB-1860-1F01	Brocade 16Gb FC Single-port HBA for IBM System x; 3U bracket; 1 x 16Gb SWL SFP installed MUST be ordered in quantities of 20 units	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-1860-1F00	FRU: Brocade 16Gb FC Single-port HBA for IBM System x; 3U bracket; 1 x 16Gb SWL SFP installed; 1 x 2U bracket in clamshell	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-1860-2F01	Brocade 16Gb FC Dual-port HBA for IBM System x; 3U bracket; 2 x 16Gb SWL SFPs installed MUST be ordered in quantities of 20 units	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-1860-2F00	FRU: Brocade 16Gb FC Dual-port HBA for IBM System x; 3U bracket; 2 x 16Gb SWL SFPs installed; 1 x 2U bracket in clamshell MUST be ordered in quantities of 5 units	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 6 of 17
Amendment 21    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 Amendment 21 - Attachment 6 DATE: October 18, 2012 FINAL PRODUCT PRICE LIST AND DESCRIPTION - Adapters

Buyer Part Number	Supplier Part Number *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
[**]	IB-1860-BRK1	Brocade Single-port Bracket, Low profile MUST be ordered in quantities of 140 units	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-1860-BRK2	Brocade Dual-port Bracket, Low profile MUST be ordered in quantities of 140 units	[**]	[**]	[**]	[**]	[**]	[**]

Brocade 10Gb Dual-Port CNA FCoCEE Dual Port HBA for IBM System x
[**]	IB-1020-1000	Brocade 10Gb FCoCEE Dual port CNA, 3U bracket, NO SFPs installed; no documentation MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-1020-1010	FRU, 10Gb Dual-Port CNA with 3u bracket attached, NO SFPs installed, 2u bracket in clamshell; single FRU pack overpacked in multipack. MUST be ordered in quantity of 5 units.	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-1000-0002	Dual port 2u bracket (140pc bulk package) MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]	[**]	[**]
Brocade 2-port Converged Network Adapter (CFFh) for IBM BladeCenter
[**]	IB-1007-0000	CFFh 2-port 10Gb Converged Enhanced Ethernet Expansion Card for IBM BladeCenter. MUST be ordered in quantity of 20 units.	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-1007-0010	FRU, CFFh 2-port 10Gb Converged Enhanced Ethernet Expansion Card; single-pack	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 7 of 17
Amendment 21    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 Amendment 21 - Attachment 6 DATE: October 18, 2012 FINAL PRODUCT PRICE LIST AND DESCRIPTION - Transceivers

Buyer Part Number	Supplier Part Number *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
4Gb TRANSCEIVERS
[**]	XIB-000191	FRU for Brocade 4Gb SFP+ Optical Transceiver	[**]	[**]	[**]	[**]	[**]	[**]
8Gb TRANSCEIVERS
[**]	IB-000150	Brocade 8Gb P3 SWL SFP, 1-pack	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-000150	FRU, 8Gb P3 SWL SFP (single pack) Brocade 8Gb Shortwave length SFP module, 1-pack	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-000293	Brocade P3 SFP+, SWL, 8G, 1-PACK, IBM System x	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-000293	FRU, P3 SFP+, SWL, 8G, 1-PACK, IBM System x	[**]	[**]	[**]	[**]	[**]	[**]
16Gb TRANSCEIVERS
[**]	IB-000292	Brocade SFP+, SWL, 16Gb, 1-PACK, IBM System x	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-000292	FRU, SFP+, SWL, 16Gb, 1-PACK, IBM System x	[**]	[**]	[**]	[**]	[**]	[**]
10Gb TRANSCEIVERS
[**]	IB-000180	Brocade 10G SR SFP+ (1-pack)	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-000180	FRU, Brocade 10G SR SFP+ (1-pack)	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 8 of 17
Amendment 21    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 Amendment 21 - Attachment 6 DATE: October 18, 2012 FINAL PRODUCT PRICE LIST AND DESCRIPTION - Repair - Switch Modules

Buyer P/N	Supplier P/N	Description	TAT (In warranty or out of warranty repair)	Repair Price (USD)*
2GBit/sec Products (Brocade 2Gb Fibre Channel Switch Module) - END OF LIFE
[**]	IB-3016-0001-M	Option, FC Switch Module	[**]	[**]
[**]	XIB-3016-V200	CRU, Value Line Switch Module	[**]	[**]
[**]	IB-3016-0000-M	Asm, FC Switch Module	[**]	[**]
[**]	IB-3016-V201-M	Option, Value Line Module	[**]	[**]
[**]	IB-3016-V200-M	Asm, Value Line Module	[**]	[**]
[**]	IN-3016-0001	Option, FC Switch Module	[**]	[**]
[**]	XIN-3016-V200	CRU, Value Line Switch Module	[**]	[**]
[**]	IN-3016-V201-M	Option, Value Line Module	[**]	[**]
4GBit/sec Products (Brocade 4Gb Fibre Channel Switch Module) - END OF LIFE
[**]	IB-4020-0002-M	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]
[**]	XIB-4020-0002	CRU, FC Switch Module (20 port)	[**]	[**]
[**]	IB-4020-0001-M	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]
[**]	XIB-4020-0001	CRU, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]
8GBit/sec Products (Brocade 8Gb Fibre Channel Switch Module)
[**]	IB-5470-0004-M	ASM Switch Module, 10 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]
[**]	IB-5470-0005-M	ASM Switch Module, 20 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]
[**]	IB-5470-0006-M	ASM Enterprise Switch Module, 20 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]
[**]	XIB-5470-0001	FRU, Brocade 8Gb Switch Module, 10 Port	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 9 of 17
Amendment 21    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 Amendment 21 - Attachment 6 DATE: October 18, 2012 FINAL PRODUCT PRICE LIST AND DESCRIPTION - Repair - Switch Modules

Buyer P/N	Supplier P/N	Description	TAT (In warranty or out of warranty repair)	Repair Price (USD)*
[**]	XIB-5470-0002	FRU, Brocade 8Gb Switch Module, 20 Port	[**]	[**]
[**]	XIB-5470-0003	FRU, Enterprise Brocade 8Gb Switch Module, 20 Port	[**]	[**]
16GBit/sec Products (Brocade 16Gb Fibre Channel Switch Module)
[**]	IB-6547-0001-M	IBM Flex System FC5022 16Gb SAN Scalable Switch 12-port	[**]	[**]
[**]	XIB-6547-0001	FRU, IBM Flex System FC5022 16Gb SAN Scalable Switch 12-port	[**]	[**]
[**]	IB-6547-0003-M	IBM Flex System FC5022 24-port 16Gb ESB SAN Scalable Switch (Includes FW, APM, ISL, EF, AN, & SAO)	[**]	[**]
[**]	XIB-6547-0003	FRU, IBM Flex System FC5022 24-port 16Gb ESB SAN Scalable Switch (Includes FW, APM, ISL, EF, AN, & SAO)	[**]	[**]
[**]	IB-6547-0004-M	Base Embedded switch 24-ports 16Gb; Includes qty-2 16Gb FC SFPs bundled	[**]	[**]
[**]	XIB-6547-0004	FRU, Base Embedded switch 24-ports 16Gb; No SFP's	[**]	[**]
FCoE Switch Module
[**]	IB-8470-0001-M	Brocade 10Gb CEE/FC High Speed Switch Module for IBM BladeCenter, 2x10G SFPs installed. Includes Accessory and Gasket kits. MUST be ordered in quantity of 5	[**]	[**]
[**]	XIB-8470-0001	FRU, 10Gb CEE/FC High Speed Switch Module, No SFP installed; single-pack	[**]	[**]
*Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 10 of 17
Amendment 21    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 Amendment 21 - Attachment 6 DATE: October 18, 2012 FINAL PRODUCT PRICE LIST AND DESCRIPTION - Repair - Switch Modules

Buyer P/N	Supplier P/N	Description	TAT (In warranty or out of warranty repair)	Repair Price (USD)*

The following part numbers are to be used as replacements by Supplier when notified by Buyer that product has arrived "dead on arrival"

Buyer P/N	Supplier P/N	Description		Repair Price (USD)*
8GBit/sec Products (for DOA purposes ONLY - NOT orderable by buyer)
N/A	IB-5470-0001	Option Fiber Channel Switch Module, 10 Port		[**]
N/A	IB-5470-0002	Option Fiber Channel Switch Module, 20 Port		[**]
N/A	IB-5470-0003	Enterprise Switch Module, 20 Port		[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 11 of 17
Amendment 21    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 Amendment 21 - Attachment 6 DATE: October 18, 2012 FINAL PRODUCT PRICE LIST AND DESCRIPTION - Repair - Adapters

Buyer Part Number	Supplier Part Number *	Product Description	TAT (In warranty or out of warranty repair)	Repair Price (USD)*
Brocade 4Gb FC Single & Dual port HBA for System x *
[**]	XIB-415-0010	FRU for Brocade single-port 4GB FC HBA with 3U bracket attached, 1x4G SWL SFP installed and 1x2U bracket in clamshell, 5-pack, MUST be ordered in qty of 5 units	[**]	[**]
[**]	XIB-425-0010	FRU for Brocade dual-port 4GB FC HBA with 3U bracket attached, 2x4G SWL SFP installed and 1x2U bracket in clamshell, 5-pack, MUST be ordered in qty of 5 units	[**]	[**]
Brocade 8Gb FC Single & Dual port HBA for System x *
[**]	XIB-815-0010	FRU Single port, PCI Express 2.0 adapter, 3U bracket, 1 x 8G SWL SFP installed; 1 x 2U bracket in clamshell	[**]	[**]
[**]	XIB-825-0010	FRU Dual port, PCI Express 2.0 adapter, 3U bracket, 2 x 8G SWL SFP installed; 1 x 2U bracket in clamshell	[**]	[**]
Brocade 16Gb Dual-Port Fibre Channel Mezzanine Adapter
[**]	IB-1867-2001	IBM Flex System FC5022 2-port 16Gb Adapter; Assembly; NO SFP's. MUST be ordered in quantities of 20	[**]	[**]
[**]	XIB-1867-2000	FRU; IBM Flex System FC5022 2-port 16Gb Adapter; NO SFP's.	[**]	[**]
Brocade 16Gb Fibre Channel Host Bus Adapter
[**]	IB-1860-1F01	Brocade 16Gb FC Single-port HBA for IBM System x; 3U bracket; 1 x 16Gb SWL SFP MUST be ordered in quantities of 20 units	[**]	[**]
[**]	IB-1860-2F01	Brocade 16Gb FC Dual-port HBA for IBM System x; 3U bracket; 2 x 16Gb SWL SFP MUST be ordered in quantities of 20 units	[**]	[**]
[**]	XIB-1860-1F00	FRU: Brocade 16Gb FC Single-port HBA for IBM System x; 3U bracket; 1 x 16Gb SWL SFP; 1 x 2U bracket in clamshell MUST be ordered in quantities of 5 units	[**]	[**]
[**]	XIB-1860-2F00	FRU: Brocade 16Gb FC Dual-port HBA for IBM System x; 3U bracket; 2 x 16Gb SWL SFP; 1 x 2U bracket in clamshell MUST be ordered in quantities of 5 units	[**]	[**]
* Products listed are replacement only as covered by the warranties in the agreement.
Brocade 10Gb Dual-Port CNA FCoCEE Dual Port HBA for IBM System x*

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 12 of 17
Amendment 21    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 Amendment 21 - Attachment 6 DATE: October 18, 2012 FINAL PRODUCT PRICE LIST AND DESCRIPTION - Repair - Adapters

Buyer Part Number	Supplier Part Number *	Product Description	TAT (In warranty or out of warranty repair)	Repair Price (USD)*
[**]	XIB-1020-1010	FRU, 10Gb Dual-Port CNA with 3u bracket attached, No SFP installed, 2u bracket in clamshell; single FRU pack overpacked in multipack. MUST be ordered in quantity of 5 units.	[**]	[**]
[**]	XIB-000180	FRU, Brocade 10G SR SFP+ (1-pack)	[**]	[**]
Brocade 2-port Converged Network Adapter (CFFh) for IBM BladeCenter
[**]	IB-1007-0000	CFFh 2-port 10Gb Converged Enhanced Ethernet Expansion Card for IBM BladeCenter. MUST be ordered in quantity of 20 units.	[**]	[**]
[**]	XIB-1007-0010	FRU, CFFh 2-port 10Gb Converged Enhanced Ethernet Expansion Card; single-pack	[**]	[**]
* Products listed are replacement only as covered by the warranties in the agreement.

The following part numbers are to be used as replacements by Supplier when notified by Buyer that product has arrived "dead on arrival"

Buyer P/N	Supplier P/N	Description		Repair Price (USD)*
Brocade 16Gb Dual-Port Fibre Channel Mezzanine Adapter (for DOA purposes only - NOT orderable by buyer)
N/A	IB-1867-2000	IBM Flex System FC5022 2-port 16Gb Adapter; Assembly	[**]	[**]
Brocade 16Gb Fibre Channel Host Bus Adapter (for DOA purposes only - NOT orderable by buyer)
NA	IB-1860-1F00	Brocade 16Gb FC Single-port HBA for IBM System x, 1-pack; Includes 1 x 16Gb SWL SFP	[**]	[**]
NA	IB-1860-2F00	Brocade 16Gb FC Dual-port HBA for IBM System x, 1-pack; Includes qty-2 x 16Gb SWL SFP's	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 13 of 17
Amendment 21    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 Amendment 21 - Attachment 6 DATE: October 18, 2012 FINAL PRODUCT PRICE LIST AND DESCRIPTION - Repair - Transceivers

Buyer Part Number	Supplier Part Number *	Product Description	TAT (In warranty or out of warranty repair)	Repair Price (USD)*
4Gb TRANSCEIVERS
[**]	XIB-000191	FRU for Brocade 4Gb SFP+ Optical Transceiver	[**]	[**]
8Gb TRANSCEIVERS
[**]	IB-000150	Brocade 8Gb P3 SWL SFP, 1-pack	[**]	[**]
[**]	XIB-000150	FRU, 8Gb P3 SWL SFP (single pack) Brocade 8Gb Shortwave length SFP module, 1-pack	[**]	[**]
[**]	IB-000293	Brocade P3 SFP+, SWL, 8G, 1-PACK, IBM System x	[**]	[**]
[**]	XIB-000293	FRU, P3 SFP+, SWL, 8G, 1-PACK, IBM System x	[**]	[**]
16Gb TRANSCEIVERS
[**]	IB-000292	Brocade SFP+, SWL, 16Gb, 1-PACK, IBM System x	[**]	[**]
[**]	XIB-000292	FRU, SFP+, SWL, 16Gb, 1-PACK, IBM System x	[**]	[**]
10Gb TRANSCEIVERS
[**]	IB-000180	Brocade 10G SR SFP+ (1-pack)	[**]	[**]
[**]	XIB-000180	FRU, Brocade 10G SR SFP+ (1-pack)	[**]	[**]
* Products listed are replacement only as covered by the warranties in the agreement.

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 14 of 17
Amendment 21    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 Amendment 21 - Attachment 6 DATE: October 18, 2012 FINAL PRODUCT PRICE LIST AND DESCRIPTION - EOL-Switch Modules - END OF LIFE PRODUCTS ONLY

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU)
2GBit/sec Products (Brocade 2Gb Fibre Channel Switch Module) - END OF LIFE
[**]	IB-3016-0001-M	HUB LOCATIONS: - Hungary - Guadalajara IIPC (Direct)	Option, FC Switch Module, includes Fabric OS, Fabric Watch, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-3016-V200	Mechanicsburg (Direct)	CRU, Value line FC Switch Module	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-3016-0000-M	TBD	Asm, FC Switch Module, includes Fabric OS, Fabric Watch, Advance Zoning, and Web Tools	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-3016-V201-M	HUB LOCATIONS: - Hungary - Guadalajara IIPC (Direct)	Option, Value Line Module	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-3016-V200-M	TBD	Asm, Value Line Module	[**]	[**]	[**]	[**]	[**]	[**]
2GBit/sec Products (Brocade 2Gb Fibre Channel Switch Module / INTEL) - END OF LIFE
[**]	IN-3016-0001-M	IIPC (Direct)	Option, FC Switch Module, includes Fabric OS, Fabric Watch, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIN-3016-V200	IIPC (Direct)	CRU, Value line FC Switch Module	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IN-3016-V201-M	IIPC (Direct)	Option, Value Line Module	[**]	[**]	[**]	[**]	[**]	[**]
4GBit/sec Products (Brocade 4Gb Fibre Channel Switch Module) - END OF LIFE

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 15 of 17
Amendment 21    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 Amendment 21 - Attachment 6 DATE: October 18, 2012 FINAL PRODUCT PRICE LIST AND DESCRIPTION - EOL-Switch Modules - END OF LIFE PRODUCTS ONLY

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU)
[**]	IB-4020-0002-M	HUB LOCATIONS: - Hungary - Guadalajara May 1, 2008 Add: - China DIRECT: Dublin, Rochester, & IBM International Holdings B.V. Singapore Branch	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-4020-0004-M	HUB LOCATIONS: - Hungary - Guadalajara May 1, 2008 Add: - China DIRECT: Dublin, Rochester, & IBM International Holdings B.V. Singapore Branch	Multi-pack of FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools; NO ship group; MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-4020-0002	Mechanicsburg (Direct)	CRU, FC Switch Module (20 port)	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 16 of 17
Amendment 21    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 Amendment 21 - Attachment 6 DATE: October 18, 2012 FINAL PRODUCT PRICE LIST AND DESCRIPTION - EOL-Switch Modules - END OF LIFE PRODUCTS ONLY

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU)
[**]	IB-4020-0001-M	HUB LOCATIONS: - Hungary - Guadalajara May 1, 2008 Add: - China DIRECT: Dublin, Rochester, & IBM International Holdings B.V. Singapore Branch	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-4020-0003-M	HUB LOCATIONS: - Hungary - Guadalajara May 1, 2008 Add: - China DIRECT: Dublin, Rochester, & IBM International Holdings B.V. Singapore Branch	Multi-pack of FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools, NO ship group; MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-4020-0001	Mechanicsburg -Direct	CRU, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 17 of 17
Amendment 21    IBM Brocade Confidential